UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

eMagin Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Drive, Suite 201,

Hopewell Junction, NY 12533

(Address of principal executive offices)

Registrant’s telephone number, including area code (845) 838-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value Per Share	EMAN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 5, 2019, eMagin Corporation (the “Company”) held its Annual Meeting of Stockholders. As of October 17, 2019, the record date for the meeting, the Company had outstanding and entitled to vote 49,173,773 shares of common stock and 5,659 shares of its outstanding Series B Convertible Preferred Stock, where each such share of Series B Convertible Preferred Stock was entitled to voting rights equal to the number of shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock, which was a total of 7,545,333 shares of common stock. All matters submitted to a vote of the Company’s stockholders at the annual meeting were approved and all director nominees were elected.

The certified results of each of the matters voted upon at the annual meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 23, 2019 (the “Proxy Statement”), are as follows:

(1) Election of six (6) directors for terms expiring at the 2020 annual meeting of stockholders and until their successors are duly elected and qualified.

Directors	For	Withhold	Broker Non-Vote
Eric Braddom	27,290,111	3,526,228	30,816,339
Paul Cronson	26,194,369	4,621,970	30,816,339
Ellen Richstone	27,116,076	3,700,263	30,816,339
Andrew G. Sculley	26,264,056	4,552,283	30,816,339
Stephen Seay	26,428,029	4,338,310	30,816,339
Jill J. Wittels	27,264,051	3,552,288	30,816,339

(2) Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain
47,236,366	357,457	541,724

There were 0 broker non-votes regarding this proposal.

(3) Approval of a potential amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock at a ratio within the range of 1-for-10 to 1-for-20, such ratio to be determined in the sole discretion of the Company’s Board of Directors.

For	Against	Abstain
41,132,814	6,334,666	668,067

There were 0 broker non-votes regarding this proposal.

(4) Approval of the Company’s 2019 Employee and Consultant Stock Option and Incentive Plan.

,739,515
For		Against	Abstain	Broker Non-Vote
	25,739,515	4,934,667	142,157	30,816,339

(5) Approval of the Company’s 2019 Non-Employee Director Stock Option and Incentive Plan.

For	Against	Abstain	Broker Non-Vote
25,746,616	4,928,235	141,488	30,816,339

(6) Approval, on an advisory basis of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

6,168,997
For		Against	Abstain	Broker Non-Vote
	26,168,997	4,447,747	199,595	30,816,339

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: December 5, 2019	By:	/s/ Jeffrey Lucas
	Name:	Jeffrey Lucas
	Title:	President and Chief Financial Officer

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